iShares®

iShares Trust

iShares U.S. ETF Trust

iShares, Inc.

Supplement dated December 3, 2018 (the “Supplement”)

to the Statements of Additional Information (“SAIs”)

for all iShares Trust, iShares U.S. ETF Trust and iShares, Inc. Funds

(each, a “Fund” and collectively, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for each Fund.

Effective December 1, 2018, each Fund’s SAI is amended as follows:

The section entitled “Investment Strategies and Risks – Illiquid Securities” in each Fund’s current SAI is deleted and replaced with the following:

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). An illiquid investment is any investment that a Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a security will be determined based on relevant market, trading and investment specific considerations as set out in the Fund’s liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). Illiquid securities may trade at a discount to comparable, more liquid securities and a Fund may not be able to dispose of illiquid securities in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

The section entitled “General Considerations and Risks – Liquidity Risk Management Rule Risk” in each Fund’s current SAI is deleted and replaced with the following:

Liquidity Risk Management Rule Risk. In October 2016, the SEC adopted the Liquidity Rule requiring open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. Effective December 1, 2018, as required by the Liquidity Rule, the Funds have implemented the initial portions of the Funds’ Liquidity Program, and the Board, including a majority of the independent trustees/directors of the Funds have appointed BFA as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, BFA, assesses, manages, and periodically reviews each Fund’s liquidity risk. Certain aspects of the Liquidity Program have been implemented effective December 1, 2018, while the entire Program will take effect on June 1, 2019. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.	IS-A-SAI-SUPP2

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE